Exhibit 10.1

                        COMPOSITE TECHNOLOGY CORPORATION
                                2026 McGaw Avenue
                            Irvine, California 92614



                                                    November __, 2004



Feldman Weinstein LLP, as Custodian
420 Lexington Avenue
New York, New York 10170
Attn:  Robert F. Charron

      Re:   Release of Secured Collateral

Dear Mr. ________:

      Pursuant to Section 2(d) of that certain Custodial and Security Agreement ("Custodial Agreement"), dated August 17, 2004, by and among Composite Technology Corporation (the "Company"), ____________ Fund ("Fund") and the other purchasers signatory thereto (such other purchasers, the "Other Purchasers" and collectively with Fund, the "Purchasers"), the Company hereby requests that Fund consent and agree to:

      1. the release to the Company of all Secured Proceeds held in the Custodial Account by the Custodian that may be allocated pursuant to
            Section 1(g) of the Custodial Agreement to Fund, which amount is set forth on the signature page hereto;

      2. the release of all interest earned with respect to such Secured Proceeds (the "Interest");

      3. the withdrawal of the pending Registration Statement currently on file with the Commission; and

      4.    amend  the   definition   of  the  "Filing   Date"  of  the  initial
            Registration Statement to be filed pursuant to the Registration Rights Agreement to be December 31, 2004.

      All capitalized terms used but not defined herein shall have the meanings set forth in the Custodial Agreement, in that certain Securities Purchase Agreement ("Securities Purchase Agreement"), dated August 17, 2004 by and among the Company and the Purchasers and in that certain Registration Rights Agreement, dated August 17, 2004 by and among the Company and the Purchasers.

      In consideration to Fund for the consents and agreements given hereunder, the Company shall have delivered to Fund a warrant ("Amendment Warrant") to purchase up to _________ shares of Common Stock with an exercise price equal $3.23, subject to adjustment therein, which warrant shall otherwise be in the form attached hereto. The Company and Fund agree that the definition of Warrants in the Securities Purchase Agreement is hereby amended to include therein the Amendment Warrant and as such, among other things, means that the shares underlying the Amendment Warrant are deemed Registrable Securities under the Registration Rights Agreement and are subject to all of the covenants of under the Transaction Documents.

      The Company and Fund acknowledge and agree that this letter shall constitute a joint certificate (as required under Section 2(d) to the Custodial Agreement) to the Custodian certifying that consent to release such Secured Proceeds has been obtained for the amount of Secured Proceeds set forth on the signature page hereto and all Interest and that such amount is the maximum amount permitted to be released on account of Fund pursuant to the terms of the Custodial Agreement. The Custodian may rely on an executed copy of this letter to release said Secured Proceeds and all Interest per the wire instructions set forth on the signature page of the Company hereto.

      Fund acknowledges and agrees that the Other Purchasers shall be requested to executed letters with the same terms and conditions as this letter and the Company acknowledges that this letter shall not be deemed effective until letters from all Other Purchasers have been obtained by the Company. Further, the Company represents, warrants and covenants to Fund that the Other Purchasers are receiving the same consideration as Fund, pro-rata in proportion to their respective holdings, and no Purchaser is or will receive more consideration than any other Purchaser for entering into their respective letter agreements.

      Fund and the Company agree that upon release of such Secured Proceeds and all Interest pursuant to this letter agreement: (i) the Custodial Agreement shall be deemed terminated and all rights Fund had with respect to such Secured Proceeds and all Interest shall also be terminated; and (ii) Fund shall release the Company from all security interests granted pursuant to Section 3 of the Custodial Agreement and shall execute any further documents or instruments to effect such release (including, but not limited to terminating any UCC filings that were made with respect to the Secured Proceeds).

      Except as expressly set forth above, all of the terms and conditions of the Securities Purchase Agreement, the Registration Rights Agreement, or any other documents entered into in connection therewith shall continue in full force and effect after the execution of this letter, and shall not be in any way changed, modified or superseded by the terms set forth herein.

      This letter may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument and shall become effective when counterparts have been signed by each party and delivered to the other parties hereto, it being understood that all parties need not sign the same counterpart. Execution of this letter may be made by delivery by facsimile.

                            ************************

      IN WITNESS WHEREOF, the parties hereto have caused this letter to be duly executed by their respective authorized signatories as of November __, 2004.


                                               Sincerely,

                                               COMPOSITE TECHNOLOGY CORPORATION


                                               By:______________________________
                                                  Benton H Wilcoxon
                                                  Chief Executive Officer

                                                    Wire Instructions:

                                                    Bank:



           Accepted and Agreed:




           By:_____________________________



           Secured Proceeds: $